SUPPLEMENT DATED JULY 1, 2003

TO PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP FLEXIBLE PREMIUM MODIFIED GUARANTEED, FIXED AND VARIABLE

DEFERRED ANNUITY CONTRACTS

Scudder ZS4 VARIABLE ANNUITY

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the "Summary of Expenses" section contained in your Scudder ZS4 Variable Annuity Prospectus to correct the minimum total annual fund operating expenses. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The "Total Annual Fund Operating Expenses" table appearing on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

"Total Annual Fund Operating Expenses(6) Minimum-Maximum

(expenses that are deducted from

Funds assets, including management fees,

distribution (12b-1) fees,

and other expenses, prior to any

fee waivers or expense reimbursements)............................ 0.86%- 3.11%"

Footnote (6) appearing on page 7 of the Prospectus is amended by deleting the fourth sentence of the second paragraph thereof and replacing it with the following:

"The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.86% and 1.72%, respectively."

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For use in all states